Exhibit 99

Intergraph Corporation Investor Presentation May 23, 2006

This presentation contains forward-looking statements (all statements other than those made solely with respect to historical fact) within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, any projections or expectations regarding future results, including revenue, operating income levels, margins, and cash flows; expectations regarding future market conditions; and the Company's organizational realignment and cost reduction efforts, and their anticipated impact on the Company and its divisions and business units; information regarding the development, timing of introduction, exportability, and performance of new products; the Company's ability to win new orders and any statements of the plans, strategies, expectations, and objectives of management for future operations. Forward-looking statements are subject to known and unknown risks and uncertainties (some of which are beyond the Company's control) that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, potential adverse outcomes in our efforts to improve our operating performance (including uncertainties with respect to the timing and magnitude of any expected improvements); potential adverse outcomes or consequences associated with the Company's organizational realignment; material changes with respect to our business, litigation, or the securities markets; risks associated with doing business internationally (including foreign currency fluctuations and export controls); worldwide political and economic conditions and changes; increased competition; rapid technological change; unanticipated changes in customer requirements, including reductions in funding or spending for, or scope of, government projects; ability to identify suitable sources of growth and to identify and execute upon suitable acquisition targets at reasonable prices; ability to improve margins; adverse trends in energy demand and prices; ability to attract or retain key personnel; the ability to access or deliver the technology necessary to compete in the markets served; potential obsolescence or exhaustion of the Company's intellectual property rights, and changes in the market value of licensed products; the ability, timing, and costs to enforce and protect the Company's intellectual property rights; risks associated with various ongoing litigation proceedings and other disputes; and other risks detailed in our press releases or in our annual, quarterly, or other filings with the Securities and Exchange Commission. The Company undertakes no obligation to make any revision to any forward-looking statement or to update any such statement to reflect events or circumstances occurring after the date thereof. Accordingly, the reader is cautioned not to unduly rely on such forward-looking statements. Intergraph and the Intergraph logo are registered trademarks of Intergraph Corporation. Other brands and product names are trademarks of their respective owners. Forward-Looking Statements

Intergraph Corporate Overview Intergraph Homeland Security Expertise Intergraph Strategy & Financial Summary Agenda

A. Intergraph Corporate Overview

Intergraph Profile NASDAQ: INGR Business Overview: A leading global provider of Spatial Information Management (SIM) software Spatial technologies enable customers to manage and understand complex data through intelligent visual representations Governments and businesses in over 60 countries rely on our software and services Financial Overview:

Intergraph Business Overview Public safety agencies protecting nearly 500 million people around the world National, regional and local governments in 80% of the world's largest countries 39 of the 50 state departments of transportation in the United States Nearly all of the Fortune Global 500 chemical, petroleum & pharmaceutical companies Nearly all of the Fortune Global 500 chemical, petroleum & pharmaceutical companies Nearly all of the Fortune Global 500 chemical, petroleum & pharmaceutical companies Nearly all of the Fortune Global 500 chemical, petroleum & pharmaceutical companies Nearly all of the Fortune Global 500 chemical, petroleum & pharmaceutical companies Spatial Information Management (SIM) Process, Power & Marine Security, Government & Infrastructure Industry-leading plant & ship design and information management software Geospatially-enabled security, military and infrastructure software & services Annual Revenue: ~$405 million Annual Revenue: ~$175 million

Security, Government & Infrastructure (SG&I) Intergraph provides software & integration services to security, government and infrastructure organizations around the world Intergraph's geospatially-enabled software allows organizations to protect, manage and analyze high-value assets, incidents & infrastructure Public Safety & Government Federal, Military & Intelligence Utilities & Communications Transportation Transportation Industry Customers

Process, Power & Marine (PP&M) Intergraph provides software to the oil & gas, power, shipbuilding, pharmaceutical and chemical industries around the world Intergraph software enables the design of plants & ships and provides the information management capabilities to build and operate those facilities Engineering, Procurement & Construction (EPC) Owners / Operators (O/O) Industry Customers

Intergraph possesses an intellectual property (IP) portfolio, which it protects through licensing and litigation efforts: Among others, Intergraph has three families of patents defining specific computer architectures: Parallel Instruction Computing (PIC) patents Clipper cache memory management patents High-Availability SuperServer clustering patents Generated approximately $900 million in pre-tax earnings through licensing and litigation from 2002 through April 2006: $675 million from Intel $141 million from Hewlett-Packard $18 million from Texas Instruments $15 million from AMD plus future % of certain profits, if any $15 million from Sony $12 million from Gateway/eMachines plus certain future per unit royalties $10 million from IBM $10 million from Fujitsu $7.5 million from Acer Intergraph has a minority ownership position in Bentley Systems, Inc.: Private software company based in Exton, Pennsylvania Annual revenue of more than $300 million Intergraph Non-Operating Assets

B. Intergraph Homeland Security Expertise

Intergraph Homeland Security Solution Software designed to create a common operational picture that enables organizations to Capture, Manage, Analyze, Integrate, and then Act on unorganized & complex data Links spatial awareness, incident command, intelligent video, and sensor information into a single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies Analyze Capture Manage Integrate Common Operational Picture GEOSPATIAL TECHNOLOGY DATA

Intergraph Command & Control Solution

INTERGRAPH

- Intergraph's Command & Control solution includes:
  - Incident management software – I/CAD
  - Geospatial & video analysis software – GeoMedia & Video Analyst
  - U.S. Federally-cleared integration services – ~500 professionals

Incidents

Domestic Crime	Fire	Medical Emergency	Access Control	Natural Disaster	Terrorist Attack	Chemical & Bio Attacks

INTERGRAPH

Incident Management Software
Geospatial & Video Analysis Software
U.S. Federally-Cleared Integration Services

Populations	Significant Events	Utilities & Critical Infrastructure	Transportation Infrastructure	National Borders	Military Bases	Government Infrastructure

Assets

Page 12

Command & Control Differentiation: Sensor Fusion Door Sensors Phone Calls Bio Sensors Chemical Sensors Intelligent Video RFID Tags Command & Control software provides the foundational software technology for leading- edge security systems Incident Management software captures and retains critical data from a range of sources and coordinates the correct response to any incident (emergency or non-emergency) INCIDENT MANAGEMENT Dispatch Response GPS Sensors

Incident Management Software Intergraph provides software to government and public safety agencies that protect critical infrastructure and hundreds of millions of people around the world: Incident management software for mission critical agencies such as police, fire, emergency medical, roadside assistance and military base/campus security Law enforcement records management software Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile and handheld solutions to increase productivity in the field Mobile Solution Computer Aided Dispatch (CAD)

Geospatial and Video Analysis Software Intergraph provides intelligent mapping software to manage critical resources & infrastructure, with a focus on emergency planning & response: Predictive modeling analysis for events such as chemical & biological attacks as well as floods & fires Data clustering for incident & infrastructure location analysis Intergraph provides forensic video analysis software for intelligence agencies: Significantly enhances and edits nearly any type of video Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Often provides critical evidence in intelligence briefings and criminal cases Predictive Modeling Data Clustering Forensic Video Analysis

U.S. Federally-Cleared Integration Services Intergraph provides integration services & information technology solutions to the U.S. Federal Government Intergraph's integration services primarily focused on Homeland Security & Department of Defense (DOD) Intergraph employs approximately 500 professionals with U.S. Federal security clearances Langley Air Force Base Warfighter Protection Lab Los Alamos National Laboratory

Customer Case Study: New York MTA New York Metropolitan Transportation Authority (MTA) subways, buses and railroads transport 2.4 billion New Yorkers per year; MTA bridges and tunnels carry nearly 300 million vehicles annually Intergraph was selected as part of Lockheed Martin's team providing a comprehensive upgrade to MTA's electronic security operations infrastructure Needs: Security solution that electronically connects emergency response & recovery services, and enhances detection & deterrent functions System that more efficiently manages MTA information and optimizes the utilization of critical security resources Solution: Intergraph Command and Control solution, including incident and records management software and mobile solutions with alarm system and intelligent video integration (foundational technology for Emergency Operation Center, or EOC) Potential Benefits: Enables security personnel to more effectively deter, detect, alert, protect, respond and recover from any situation, threat or incident Early detection & threat monitoring around perimeter & buffer zones Comprehensive incident tracking and real-time incident analysis

Needs: Coordinated emergency response between city and county police & fire agencies Solution: Intergraph Incident Command software utilized by Federal, State & Local-levels of government Potential Benefits: Provides centralized emergency response capabilities First interoperable Federal, State & Local Emergency Operations Center (EOC) in United States Enables first-responders from multiple agencies to share real-time information Los Alamos National Laboratory is operated by the University of California for the National Nuclear Security Administration of the U.S. Department of Energy Intergraph implemented a multi-agency incident command system as the foundational technology for the security solution for this critical government installation Customer Case Study: Los Alamos National Labs

Needs: Software that provides geospatial intelligence in any format and from any source - imagery, imagery intelligence and geospatial data & information Maintain geospatial intelligence databases for all stakeholders and create tailored, customer-specific geospatial intelligence, analytic services and solutions Solution: Intergraph geospatial intelligence technology (including GeoMedia and ImageScout software) and engineering workflow consulting services Potential Benefits: Provides advanced location-aware technologies for national, regional and local security organizations National Geospatial-Intelligence Agency (NGA) provides timely, relevant, and accurate geospatial intelligence in support of national security objectives Intergraph provides geospatial intelligence software and workflow consulting services in support of the NGA's mission Customer Case Study: NGA

Customer Case Study: German Federal Police Customer Case Study: German Federal Police Needs: Implement modernized law enforcement technologies Address heightened homeland security needs Solution: Intergraph Incident Command software and Automatic Vehicle Location (AVL) solution Potential Benefits: Optimizes coordination of countrywide activities through command & control infrastructure Helps shorten response times for first-responders Immediately alerts additional staff and provides mobile units with real-time information Digital mapping availability enables more effective and coordinated manhunts German Federal Police are responsible for providing public safety at airports, railways and federal borderlines, as well as on the high seas Intergraph implemented command & control systems at several locations throughout the country

C. Intergraph Strategy & Financial Summary

Intergraph Three-Phased Business Transformation

INTERGRAPH

NOW: Change	NEXT: Improve	AFTER-NEXT: Expand
2003 - 2004	2005 - 2006	2007 and Beyond

Now: Change (2003 - 2004)

Strategic Initiatives:

- Vision, Mission, Culture
- Strategic Plan
- Capital structure & allocation
- Rebranding effort
- Corporate Governance
- Top-grading program

Results:

- FY 2005 operating income CAGR of 55% from 2003
- ISS Corporate Governance score increased to 95+%
- To date, repurchased over 25M shares for ~$714M

Next: Improve (2005 - 2006)

Strategic Initiatives:

- Focus assets & resources on core industries
- Consolidate operations to better position Intergraph to seek margin expansion & software-led revenue growth
- Maintain track record of solid corporate governance & responsible allocation of shareholder's capital

Goals:

- Alignment with Strategic Plan
- Benchmark performance
- Reduce overall cost structure
- Performance-based culture

After-Next: Expand (2007 and Beyond)

Strategic Initiatives:

- Accelerate revenue growth
- Potential change in industry landscape
- Company or market expansion
- Transformation opportunities

Goals:

- Above industry performance
- Turnaround complete
- Sustained growth stage

Page 22

NOW: Change NEXT: Improve Intergraph Metric FY 2003 FY 2005 % Change Systems & Services Orders $394.4M $468.8M 19% Ending Backlog $193.3M $245.5M 27% Total Revenue $526.0M $576.8M 10% Gross Margin 47.9% 50.6% 6% Op Income Before Restructuring [a] $17.3M $43.6M 152% Op Margin Before Restructuring [a] 3.3% 7.6% 130% Operating Income $13.4M $31.9M 139% Operating Margin 2.5% 5.5% 120% Weighted Avg. Diluted Shares O/S 47.6M 31.9M (33%) Average Number of Employees 3,721 3,432 (8%) Annual Revenue per Employee $141k $168k 18% Intergraph Business Transformation Progress [a] Non-GAAP Financial Measures.

Annual Financial Results (2003 - 2005) Revenue Operating Income (Operating Margin) Operating Income Before Restructuring (Operating Margin) (dollars in millions) Operating Income CAGR of 55% Revenue CAGR of 5% Operating Income Before Restructuring CAGR of 59% 2.5% 6.2% 3.3% 6.3% 5.5% 7.6%

Intergraph Revenue Percentage by Region * Based on Intergraph 2005 Revenue United States - 49% Europe - 31% Asia Pacific - 12% Canada - 5% Intergraph is a global company with customers in more than 60 countries and over 50% of revenue generated outside the United States ROW - 3%

INGR Performance vs. NASDAQ Last Five Years

Intergraph Summary Highlights We believe Intergraph's software is highly relevant to the current global environment: Heightened security concerns and ever-present terrorist threats Increased adoption of spatially-enabled/location-aware solutions High oil prices and rising global energy demands We believe Intergraph's target markets are large and experiencing positive macro economic trends: Software & services markets represent more than $3 billion in estimated annual customer spend Markets have estimated average blended annual growth rate in 5-10% range Intergraph's business transformation efforts have helped produce improved operating performance and a solid financial position: 2005 operating income represents compound annual growth rate of 55% from 2003 results 2005 operating margins more than doubled over 2003 results Strong balance sheet with approximately $215 million in cash & short-term investments as of March 31, 2006 Intergraph's track record of solid corporate governance illustrated by recent ISS Corporate Governance Quotient of 95+% relative to Russell 3000 index

Appendix

Operating income before restructuring and operating margin before restructuring are non-GAAP financial measures. They are not intended as substitutes for GAAP financial measures. The Company has provided this supplemental non-GAAP financial information because it provides meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented. The Company believes investors use this information to evaluate period-to- period results and to understand potential future operating results. The Company encourages investors and other users of this information to review the Company's financial statements and other information contained within its reports filed with the Securities and Exchange Commission and not to rely on any single financial measure. A reconciliation of the non-GAAP financial measure to the most comparable GAAP measure is set forth on the next slide. Reconciliation of Operating Income/Margin Before Restructuring to Operating Income/Margin

Reconciliation of Operating Income/Margin Before Restructuring to Operating Income/Margin (dollars in millions)